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                                                                   EXHIBIT 10.48
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NOTICE OF GRANT OF STOCK OPTIONS            LA JOLLA PHARMACEUTICAL CO.
AND OPTION AGREEMENT                        ID: 33-0361285
                                            6455 Nancy Ridge Drive
                                            San Diego, CA  92121
                                            (858) 452-6600
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NAME                                        OPTION NUMBER:______________________
ADDRESS                                     PLAN:         2004
                                            ID:_________________________________

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Effective ________, you have been granted a(n) Incentive Stock Option to buy
________ shares of La Jolla Pharmaceutical Co. (the Company) stock at $______ per share.

The total option price of the shares granted is $         .

Shares in each period will become fully vested on the date shown.

         Shares            Vest Type          Full Vest         Expiration
         ------            ---------          ---------         ----------
         ______            _________          _________         __________

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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

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____________________________________        ____________________________________
La Jolla Pharmaceutical Co.                 Date

____________________________________        ____________________________________
Name                                        Date